PIMCO Managed Accounts Trust

Supplement Dated March 31, 2020 to the Prospectus

dated April 30, 2019, as supplemented from time to time (the "Prospectus")

Disclosure Related to Fixed Income SHares: Series TE (the "Portfolio")

Effective immediately, the Portfolio is jointly managed by David Hammer and Rachel Betton. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the Portfolio's Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President and head of municipal bond portfolio management in PIMCO's New York office. Ms. Betton is a Senior Vice President and municipal bond portfolio manager in PIMCO's New York office. Mr. Hammer has managed the Portfolio since August 2015. Ms. Betton has managed the Portfolio since January 2020.

In addition, effective immediately, disclosure concerning the Portfolio's portfolio managers in the table in the "Management of the Portfolios—Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:

Portfolio
Portfolio	Manager	Since	Recent Professional Experience
FISH: Series TE Portfolio	Rachel	1/20	Senior Vice President, PIMCO. Ms. Betton
	Betton		is a member of the municipal bond
portfolio management team. Prior to
joining PIMCO in 2013, she was a
municipal high yield and distressed trader
at Morgan Stanley. Additionally, she was a
public finance banker, focusing on
municipal asset-backed securitizations and
revenue-backed credits in the Midwest.
She has investment and financial services
experience since 2006 and holds an
undergraduate degree from Wesleyan
University.
	David	8/15	Executive Vice President, PIMCO. Mr.
	Hammer		Hammer is a head of the municipal bond
portfolio management team. He rejoined
PIMCO in May 2015 after serving as

Managing Director and Head of Municipal Trading, Risk Management and Research at Morgan Stanley, and previously he was a Senior Vice President of PIMCO. Prior to joining PIMCO in 2012, he was an Executive Director for Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

Ms. Betton and Mr. Hammer are jointly and primarily responsible for the day-to day-management of the FISH: Series TE Portfolio. Mr. Hammer has managed the Portfolio since August 2015. Ms. Betton has managed the Portfolio since January 2020.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_033120

PIMCO Managed Accounts Trust

Supplement Dated March 31, 2020 to the Statement of Additional Information

dated April 30, 2019, as supplemented from time to time (the "SAI")

Disclosure Related to Fixed Income SHares: Series TE (the "Portfolio")

Effective immediately, the Portfolio is jointly and primarily managed by David Hammer and Rachel Betton.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled "Portfolio Managers—Other Accounts Managed" in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective March 31, 2020, the PIMCO Fixed Income SHares: Series TE is jointly and primarily managed by David Hammer and Rachel Betton.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled "Portfolio Managers—Securities Ownership" in the SAI.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_033120